                                                                    EXHIBIT 99.2

                    MONTHLY STATISTICAL REPORT PRESS RELEASE

                                                       FOR IMMEDIATE RELEASE
                                                       Wednesday, April 23, 2003
                                                       7:30 A.M. CDT

                  BELO'S MONTHLY REVENUE AND STATISTICAL REPORT
                                   MARCH 2003



         DALLAS -- Belo Corp. (NYSE: BLC) issued today its statistical report for the month of March. Television Group revenue decreased 2.8 percent for the month of March while Newspaper Group revenue decreased 3.6 percent.

March Newspaper Linage

         At The Dallas Morning News, total revenue decreased 6.1 percent in March. Retail full-run ROP revenue was down 9.4 percent with a 9.2 percent decrease in full-run ROP volume. The most significant decreases were in the department stores and furniture categories. Decreases in travel and technology categories led to a decrease in general full-run ROP revenue of 10.3 percent. General full-run ROP volume decreased 13.8 percent. Classified revenue was down
9.3 percent with an 8.4 percent decrease in volume. Help wanted volumes were down about 26 percent in March on a comparable basis with a decrease in classified employment revenue of 25.6 percent. Classified automotive revenue was down 14.6 percent and classified real estate revenue increased 21.1 percent.

         At The Providence Journal, total full-run advertising linage, including preprints and supplements, increased 12.9 percent, and total full-run ROP decreased 2.1 percent. Retail and classified volumes, including preprints, were up 18.9 percent and 1.1 percent, respectively. General volume was down 5.5 percent.

ABOUT BELO

         Belo is one of the nation's largest media companies with a diversified group of market-leading television, newspaper, cable and interactive media assets. A Fortune 1000 company


                                     -more-

BELO MONTHLY REVENUE AND
STATISTICAL REPORT MARCH 2003
PAGE TWO

with approximately 7,800 employees and $1.4 billion in annual revenues, Belo operates news and information franchises in some of America's most dynamic markets and regions, including Texas, the Northwest, the Southwest, Rhode Island, and the Mid-Atlantic region. Belo owns 19 television stations (six in the top 16 markets) reaching 13.7 percent of U.S. television households; owns or operates nine cable news channels; and manages one television station through a local marketing agreement. Belo publishes four daily newspapers: The Dallas Morning News, The Providence Journal, The Press-Enterprise (Riverside, CA) and the Denton Record-Chronicle (Denton, TX). Belo Interactive's new media businesses include 34 Web sites, several interactive alliances, and a broad range of Internet-based products. For more information, contact Carey Hendrickson, vice president of investor relations, at 214-977-6606. Additional information, including earnings releases, is available online at www.belo.com.

         Statements in this communication concerning the Company's business outlook or future economic performance, anticipated profitability, revenues, expenses, capital expenditures, investments, commitments, or other financial or operating items and other statements that are not historical facts, are "forward-looking statements" as the term is defined under applicable Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those statements.

         Such risks, uncertainties and factors include, but are not limited to, changes in advertising demand, interest rates and newsprint prices; technological changes; development of Internet commerce; industry cycles; changes in pricing or other actions by competitors and suppliers; regulatory changes; the effects of Company acquisitions and dispositions; general economic conditions; and the armed conflict in Iraq or other significant armed conflict, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Annual Report on Form 10-K.

                                      BELO
                         MONTHLY REVENUE AND STATISTICS
                                   MARCH 2003

   REVENUE:
   (Dollars in thousands)

                                                  MARCH                                  YTD
                                           2003        2002       CHANGE            2003        2002         CHANGE
     Total Television Group Revenue       51,304      52,770       -2.8%           141,560     140,611        0.7%
     Total Newspaper Group Revenue        62,410      64,739       -3.6%           171,310     171,459       -0.1%


                             THE DALLAS MORNING NEWS

   LINAGE:
   (Measured in six-column SAU inches)

                                                  MARCH                                    YTD
                                          2003        2002        CHANGE            2003        2002         CHANGE
     Number of Sundays                         5           5                            13          13
   FULL RUN ROP
     Retail                               70,829      78,030       -9.2%           191,275     195,652       -2.2%
     General                              22,452      26,050      -13.8%            61,127      66,147       -7.6%
     Classified/Legal                    134,686     147,074       -8.4%           358,168     370,908        -3.4%
                                        --------    --------                      --------    --------
   TOTAL                                 227,967     251,154       -9.2%           610,570     632,707       -3.5%

   FULL RUN PREPRINTS
     Retail                               94,548     145,270      -34.9%           240,440     331,118      -27.4%
     General                              15,890      13,450       18.1%            45,886      38,897       18.0%
                                         -------     -------                       -------     -------
   TOTAL                                 110,438     158,720      -30.4%           286,326     370,015      -22.6%

   TOTAL FULL RUN:
   ROP, PREPRINTS AND SUPPLEMENTS
     Retail                              168,293     225,930      -25.5%           439,417     534,221      -17.7%
     General                              38,671      39,880       -3.0%           108,128     105,930        2.1%
     Classified/Legal                    134,686     147,074       -8.4%           358,168     370,908        -3.4%
                                        --------    --------                      --------    --------
   TOTAL                                 341,650     412,884      -17.3%           905,713   1,011,059      -10.4%


   CIRCULATION (NOTE 1):               SIX-MONTH PERIOD ENDED
                                             SEPTEMBER 30,
                                        2002             2001       CHANGE
     Daily                             525,532         514,665        2.1%
     Sunday                            784,905         776,387        1.1%

   Note 1: ABC FAS-FAX circulation figures are the average for the six months ending September 30, 2002.

   Source: Internal Records

                             THE PROVIDENCE JOURNAL

   LINAGE:
   (Measured in six-column SAU inches)

                                                  MARCH                                  YTD
                                          2003        2002       CHANGE             2003        2002      CHANGE
     Number of Sundays                         5           5                            13          13
   FULL RUN ROP
     Retail                               57,116      59,052       -3.3%           160,034     162,358       -1.4%
     General                               3,702       4,272      -13.3%             9,401      11,145      -15.6%
     Classified/Legal                     37,501      37,091        1.1%            93,440      98,782       -5.4%
                                         -------     -------                       -------     -------
   TOTAL                                  98,319     100,415       -2.1%           262,875     272,285       -3.5%

   FULL RUN PREPRINTS
     Retail                               92,754      67,234       38.0%           196,768     172,276       14.2%
     General                              12,411      12,687       -2.2%            39,475      43,096       -8.4%
                                         -------     -------                       -------     -------
   TOTAL                                 105,165      79,921       31.6%           236,243     215,372        9.7%

   TOTAL FULL RUN:
   ROP, PREPRINTS AND SUPPLEMENTS
     Retail                              150,154     126,305       18.9%           357,393     334,861        6.7%
     General                              16,113      17,049       -5.5%            48,960      54,390      -10.0%
     Classified/Legal                     37,501      37,091        1.1%            93,440      98,782       -5.4%
                                         -------     -------                       -------     -------
   TOTAL                                 203,768     180,445       12.9%           499,793     488,033        2.4%


   CIRCULATION (NOTE 1):            SIX-MONTH PERIOD ENDED
                                        SEPTEMBER 30,
                                     2002            2001       CHANGE
     Daily                          166,836        165,880        0.6%
     Sunday                         234,681        233,751        0.4%